UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 3, 2013

SafeStitch Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19437	11-2962080

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

635 Davis Drive, Suite 300, Morrisville, North Carolina		27560

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	919-765-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

    INTRODUCTORY NOTE

The purpose of this Form 8-K/A No. 1 is to amend the Current Report on Form 8-K filed by SafeStitch Medical, Inc. (the “Company”) on September 6, 2013 (the “Original 8-K”) to include the pro forma financial information of the Company and TransEnterix, Inc., as required by Item 9.01 of Form 8-K, which was not filed with the Original 8-K. This Form 8-K/A No. 1 effects no other changes to the Original 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) is filed herewith as Exhibit 99.3 and incorporated by reference in this Item 9.01(b).

(d) Exhibits

Exhibit No.	Description
99.3	Pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SafeStitch Medical, Inc.

November 13, 2013	By:	/s/ Joseph P. Slattery
Name: Joseph P. Slattery
Title: Executive Vice President and Chief Financial Officer

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